On June 29, 2023, an action was filed against Royce Global Trust, Inc. (formerly Royce Global Trust, Inc.) (the “Fund”) and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) that sought rescission of the defendants’ election to opt into the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). On January 4, 2024, the U.S. District Court for the Southern District of New York issued an opinion and order that, among other things, declared that the resolutions opting into the MCSAA violate a provision of the Investment Company Act of 1940 and ordered that those resolutions “be rescinded forthwith.” Following an appeal by the Fund and the other remaining defendants, the district court’s judgment was affirmed in full by the United States Court of Appeals for the Second Circuit (the “Second Circuit”) on June 26, 2024. On or about September 24, 2024, the Fund and certain defendants filed a petition with the U.S. Supreme Court for a writ of certiorari to review the judgment of the Second Circuit. On June 30, 2025, the U.S. Supreme Court granted certiorari, agreeing to resolve a circuit split over whether private parties have an implied right of action to enforce certain provisions of the Investment Company Act of 1940. The U.S. Supreme Court held oral argument in the case on December 10, 2025. The ultimate outcome of such petition is unknown.